                                                                   EXHIBIT 10.21

              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT


                  This Amendment Number Four to Loan and Security Agreement ("Amendment") is entered into as of November 11, 2002, by and among Greyhound Lines, Inc., a Delaware corporation ("Borrower"), on the one hand, and the various financial institutions that are or may from time to time become parties to the Agreement referred to below (collectively, the "Lenders" and each individually a "Lender"), and Foothill Capital Corporation, a California corporation, as agent for the Lenders ("Agent"), on the other hand, in light of the following:

                  A. Borrower, Lenders, and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 24, 2000 (as amended or modified, from time to time, the "Agreement").

                  B. Borrower, Required Lenders, and Agent desire to amend the Agreement as provided for and on the conditions herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and supplement the Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

                  2. AMENDMENTS.

                     (a) The definitions of "Consolidated Cash Flow" and "Consolidated Net Worth" in Section 1.1 of the Agreement are amended to read as follows:

                           "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period reduced by cash payments under Borrower's pension plans, net of any payments made by Laidlaw or one of its Affiliates other than Borrower or one of its Subsidiaries, plus, to the extent deducted or excluded in calculating Consolidated Net Income for such period, (a) an amount equal to any extraordinary loss plus any net loss realized in connection with an asset sale, (b) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries, (c) Consolidated Interest Expense, (d) pension expense of Borrower, and (e) depreciation and amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) of such Person and its Restricted Subsidiaries, in each case, on a consolidated basis and determined in accordance with GAAP.

                           "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (a) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as of



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        such date; plus (b) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock; plus (c) the non-cash amount by which the consolidated equity described in clause (a) above has been reduced due to the recognition of a minimum pension liability of Borrower for periods prior to June 30, 2002 in an amount not to exceed $30,000,000, and for any additional increases in the minimum pension liability recorded during the period commencing July 1, 2002 and ending December 31, 2002; plus (d) in the case of Borrower, the amount of Indebtedness evidenced by, and subordinated to the Obligations by, the Intercompany Agreement; plus (e) the amount (but in no event more than $43,087,000) by which the consolidated equity described in clause (a) above has been reduced as a result of any impairment adjustment that results from Borrower's application of Statement of Financial Accounting Standards No. 142; plus (f) the decrease in consolidated equity described in clause (a) above due to deferred tax adjustments recorded in 2002; provided, however, that increases in consolidated equity described in clause (a) above due to adjustments to the deferred tax asset recorded after December 31, 2002 shall decrease Consolidated Net Worth."

                           (b) Section 6.18 of the Agreement is amended to read
as follows:

                           "6.18 UPDATED CURRENT APPRAISALS. At any time on or after January 1, 2002, the Agent, in its reasonable discretion, may require new appraisals on the Vehicles or the Core Real Property Collateral. Borrower will cooperate with all reasonable requests and do all acts reasonably required by Agent and any Persons employed by them as appraisers in order to assure the timely completion of such new appraisals, and Borrower shall pay to Agent the actual charges paid or incurred by Agent for one appraisal in each calendar year for each of the Vehicles and Core Real Property Collateral."

                           (c) The Agreement is amended to add Section 6.19
which shall read as follows:

                           "6.19 AVAILABILITY. At all times during the term of this Agreement, Borrower shall have either (a) at least $20,000,000 of excess Availability under Section 2.1(a) with Borrower's accounts payable being no less current than Borrower's historical practices or
        (b) a Borrowing Base of at least $145,000,000."

                  3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and the Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier event).



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

                  4. NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Event of Default has occurred and is continuing as of the date hereof.

                  5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Agent of a copy of this Amendment executed by Borrower and Required Lenders.

                  6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's reasonable out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, title insurance endorsement, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

                  7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  8. COUNTERPARTS, EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.


       [remainder of page intentionally left blank; signatures to follow]



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

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                           FOOTHILL CAPITAL CORPORATION,
                                           as Agent and as a Lender


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           CONGRESS FINANCIAL CORPORATION,
                                           as a Lender


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           FLEET CAPITAL CORPORATION,
                                           as a Lender


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           TRANSAMERICA BUSINESS CAPITAL
                                           CORPORATION, as a Lender


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           GREYHOUND LINES, INC.


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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
         Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group (as defined in each Continuing Guaranty) respecting the obligations of Greyhound Lines, Inc., a Delaware corporation ("Borrower") owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                   ATLANTIC GREYHOUND LINES OF VIRGINIA, INC., a Virginia corporation


                                   By:
                                      ----------------------------------
                                      Name:   Jeffrey W. Sanders
                                      Title:  Senior Vice President and
                                              Chief Financial Officer


                                   SISTEMA INTERNACIONAL DE TRANSPORTE DE
                                   AUTOBUSES, INC., a Delaware corporation


                                   By:
                                      ----------------------------------
                                      Name:   Jeffrey W. Sanders
                                      Title:  President and Chief
                                              Executive Officer


                                   GLI HOLDING COMPANY,
                                   a Delaware corporation


                                   By:
                                      ----------------------------------
                                      Name:   Jeffrey W. Sanders
                                      Title:  Senior Vice President and
                                              Chief Financial Officer



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

                                          TEXAS, NEW MEXICO & OKLAHOMA COACHES,
                                          INC., a Delaware corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           VERMONT TRANSIT CO., INC.,
                                           a Vermont corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           T.N.M. & O. TOURS, INC,
                                           a Texas corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           ROCKFORD COACH LINES, L.L.C.,
                                           a Delaware limited liability company


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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

                                           ASI ASSOCIATES, INC.,
                                           a Hawaii corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           CAROLINA COACH COMPANY,
                                           a Virginia corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           SEASHORE TRANSPORTATION COMPANY,
                                           a North Carolina corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           LSX DELIVERY, L.L.C.,
                                           a Delaware limited liability company


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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

                                           VALLEY GARAGE COMPANY,
                                           a Texas corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           VALLEY TRANSIT CO., INC.,
                                           a Texas corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                           ON TIME DELIVERY SERVICE, INC.,
                                           a Minnesota corporation


                                           By:
                                              ----------------------------------
                                              Name:  Jeffrey W. Sanders
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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